UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) January 23, 2014

(Date of earliest event reported) January 20, 2014

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

As previously disclosed, on January 8, 2014, the Board of Directors of ONEOK, Inc. (“ONEOK”) formally approved the distribution (the “Distribution”) of all the shares of common stock of ONE Gas, Inc. (“ONE Gas”), a wholly owned subsidiary of ONEOK, to ONEOK’s shareholders. ONE Gas holds or will hold all of the assets and liabilities primarily associated with ONEOK’s natural gas distribution business. A summary of the Distribution and related transactions can be found in ONE Gas’ Information Statement, dated January 20, 2014 (the “Information Statement”). A copy of the Information Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Information Statement will be mailed to ONEOK shareholders of record as of January 21, 2014, the record date for the Distribution.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Information Statement, dated January 20, 2014

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: January 23, 2014	By:	/s/ Curtis L. Dinan
Curtis L. Dinan Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Information Statement, dated January 20, 2014